UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 28, 2010
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA	85605
(Address of principal executive offices)	(Zip Code)

604-689-1659
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 3.02 Unregistered Sales of Equity Securities

On July 28, 2010, the Registrant entered into an agreement with Mountain West Mine, Inc. and Excalibur Industries regarding the acquisition of a uranium exploration data library. Pursuant to the terms of the agreement, the Registrant agreed to issue a total of 2,000,000 common share purchase warrants of the Registrant. Each warrant will be exercisable for the purchase of one common share of the Registrant at a price of US$3.00 and will have a term of four years. The warrants become exercisable pursuant to the following schedule:

  500,000 warrants are exercisable upon closing of the acquisition under the terms of the agreement and expiring June 30, 2014;

  500,000 warrants are exercisable commencing July 1, 2011 and expiring June 30, 2014;

  500,000 warrants are exercisable commencing July 1, 2012 and expiring June 30, 2014;

  500,000 warrants are exercisable commencing July 1, 2013 and expiring June 30, 2014.

The warrants and shares issuable upon exercise of the warrants have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any applicable state securities laws and were issued pursuant to an exemption from the registration requirements of the U.S. Securities Act pursuant to Section 4(2) thereof and pursuant to similar exemptions from all applicable state securities laws.

Item 7.01 Regulation FD Disclosure.

On August 3, 2010, the Registrant issued a press release entitled “Uranerz Acquires Extensive Drill Data for Powder River Basin Area”. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Registrant dated August 3, 2010.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: August 3, 2010	By:	/s/ “Sandra MacKay”
Sandra MacKay
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant dated August 3, 2010.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.